                        Exhibit 10.38
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of September 6, 2017, by and among ALICO, INC., a Florida corporation (“Alico”), ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”), ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”), ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Fruit Company”), ALICO LAND DEVELOPMENT INC., a Florida corporation (“Land Development”), ALICO CITRUS NURSERY, LLC, a Florida limited liability company (“Citrus Nursery”, and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a “Borrower” and collectively the “Borrowers”), the Guarantors party hereto and RABO AGRIFINANCE LLC (formerly known as Rabo Agrifinance, Inc.), a Delaware limited liability company (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrowers and Lender are parties to that certain Credit Agreement dated as of December 1, 2014, as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 16, 2015, that certain Third Amendment to Credit Agreement dated as of September 30, 2016 and that certain Consent and Waiver Agreement dated as of December 20, 2016 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers have requested that Lender amend the Credit Agreement to extend the Revolving Credit Maturity Date to November 1, 2019; and
WHEREAS, Lender is willing to agree to the requested amendment on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:
1.Amendment to Credit Agreement. Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definition of “Revolving Credit Maturity Date” set forth therein in its entirety and inserting in lieu thereof the following:
““Revolving Credit Maturity Date” means November 1, 2019.”
2.    No Other Amendments. Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other

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Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower and each Guarantor hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Lender at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Each Borrower and each Guarantor acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein.
3.    Representations and Warranties. In consideration of the execution and delivery of this Amendment by Lender, each Borrower and each Guarantor hereby represents and warrants in favor of Lender as follows:
(a)    The execution, delivery and performance by each Borrower and each Guarantor of this Amendment (i) are all within such Borrower’s corporate, limited liability company or other similar powers, as applicable, (ii) have been duly authorized, (iii) do not require any consent, authorization or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (iv) will not violate any applicable law or regulation or the Organizational Documents of such Borrower or Guarantor, (v) will not violate or result in a default under any material agreement binding upon such Borrower or Guarantor, (vi) will not conflict with or result in a breach or contravention of, any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or Guarantor is a party or affecting such Borrower or Guarantor or their respective properties, and (vii) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of such Borrower or Guarantor or any of their respective properties;
(b)    This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and constitutes the legal, valid and binding obligations of each such Borrower or Guarantor enforceable against each Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(c)    As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to any Borrower or Guarantor under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates;

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(d)    Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default but for the requirement that notice be given or time elapse or both; and
(e)    No Borrower or Guarantor has knowledge of any challenge to Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.
4.    Effectiveness. This Amendment shall become effective as of the date set forth above (the “Amendment Effective Date”) upon Lender’s receipt of each of the following, in each case in form and substance satisfactory to Lender:
(a)    this Amendment duly executed by each Borrower, Guarantor and Lender;
(b)        the Renewal Promissory Note in the form attached hereto;
(c)        the written consent of each of MetLife and New England Life Insurance Company to the extension of the Revolving Credit Maturity Date;
(d)        payment to Lender of a renewal fee in the amount of $25,000; and
(e)        all other documents, certificates, reports, statements, instruments or other documents as Lender may reasonably request.
5.    Costs and Expenses. Each Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and out-of-pocket expenses of counsel for Lender with respect thereto).
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
7.    Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
8.    Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Florida with respect to agreements made and to be performed wholly in the State of Florida and shall be construed, interpreted, performed and enforced in accordance therewith.

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9.    Final Agreement. This Amendment represents the final agreement between Borrowers, Guarantors and Lender as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
10.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:	ALICO, INC., a Florida corporation By: Name: John E. Kiernan Title: Chief Financial Officer
ALICO-AGRI, LTD., a Florida limited partnership By: Alico, Inc., a Florida corporation, its General Partner By: Name: John E. Kiernan Title: Chief Financial Officer

ALICO PLANT WORLD, L.L.C., a Florida limited liability company
By: Alico-Agri, Ltd., a Florida limited
 partnership, its Sole Member
By: Alico, Inc., a Florida corporation,
its General Partner
By:
   Name: John E. Kiernan
Title: Chief Financial Officer

ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: Name: John E. Kiernan Title: Chief Financial Officer
ALICO LAND DEVELOPMENT INC., a Florida corporation By: Name: John E. Kiernan Title: Chief Financial Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT

ALICO CITRUS NURSERY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: Name: John E. Kiernan Title: Chief Financial Officer

GUARANTORS:	734 CITRUS HOLDINGS, LLC By: ALICO, INC., as its sole member By: Name: John E. Kiernan Title: Chief Financial Officer
734 HARVEST, LLC By: Name: John E. Kiernan Title: Chief Financial Officer
734 CO-OP GROVES, LLC By: Name: John E. Kiernan Title: Chief Financial Officer
734 LMC GROVES, LLC By: Name: John E. Kiernan Title: Chief Financial Officer
734 BLP GROVES, LLC By: Name: John E. Kiernan Title: Chief Financial Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT

ALICO CHEMICAL SALES, LLC By: Name: John E. Kiernan Title: Chief Financial Officer
ALICO SKINK MITIGATION, LLC By: Alico, Inc., its Manager By: Name: John E. Kiernan Title: Chief Financial Officer
ALICO FRESH FRUIT LLC By: Name: John E. Kiernan Title: Chief Financial Officer
LENDER:	RABO AGRIFINANCE LLC, a Delaware limited liability company By: Name: Title:

FOURTH AMENDMENT TO CREDIT AGREEMENT

FORM OF
SECOND RENEWAL PROMISSORY NOTE
PURSUANT TO F.S. 201.08, THIS SECOND RENEWAL PROMISSORY NOTE IS A RENEWAL OF THAT CERTAIN RENEWAL PROMISSORY NOTE DATED AS OF SEPTEMBER 30, 2016 (THE “FIRST RENEWAL NOTE”), AS SUCH FIRST RENEWAL NOTE RENEWED THAT CERTAIN PROMISSORY NOTE DATED AS OF DECEMBER 1, 2014 PAYABLE TO BANK BY THE UNDERSIGNED OBLIGORS IN THE ORIGINAL PRINCIPAL AMOUNT OF $70,000,000 (THE “ORIGINAL NOTE”). FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450 WERE REIMITTED TO THE FLORIDA DEPARTMENT OF REVENUE BY BANK OR ON BEHALF OF BANK AS REQUIRED BY LAW IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE ORIGINAL NOTE, WHICH IS NOT SECURED BY FLORIDA REAL PROPERTY. NO ADDITIONAL SUMS ARE BEING ADVANCED HEREUNDER, NOR WERE ANY ADDITONAL SUMS ADVANCED UNDER THE FIRST RENEWAL NOTE AND NO PERSONS HAVE BEEN ADDED AS ADDITIONAL OBLIGORS PURSUANT TO THE TERMS HEREOF. ACCORDINGLY, NO ADDITIONAL DOCUMENTARY STAMP TAXES ARE DUE AND PAYABLE IN CONNECTION WITH THIS SECOND RENEWAL PROMISSORY NOTE. THE ORIGINAL NOTE AND THE FIRST RENEWAL NOTE ARE ATTACHED HERETO.
SECOND RENEWAL PROMISSORY NOTE
$70,000,000.00    __________ __, 2017
FOR VALUE RECEIVED, the undersigned ALICO, INC., a Florida corporation (“Alico”); ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”); ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”); ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Fruit Company”); ALICO LAND DEVELOPMENT INC., a Florida corporation (“Land Development”); ALICO CITRUS NURSERY, LLC, a Florida limited liability company (“Citrus Nursery”, and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a “Borrower” and collectively the “Borrowers”) hereby, jointly and severally, promise to pay to the order of RABO AGRIFINANCE LLC, a Delaware limited liability company (together with its successors and assigns, hereinafter “Bank”), on or before the Revolving Credit Maturity Date, the aggregate principal amount of SEVENTY MILLION AND 00/100 DOLLARS (US$70,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans made by Bank to the undersigned, in immediately available funds as provided in the Credit Agreement (defined below), together with interest thereon, until such principal amount is paid in full, at such interest rates, and payable at such times, as provided in the Credit Agreement. All payments shall be made to Bank in lawful money of the United States of America at 12443 Olive Blvd., Suite 50, St. Louis, MO 63141.
This Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of December 1, 2014, as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 16, 2015, that certain Third Amendment to Credit Agreement dated as of September 30, 2016, that certain Consent and Waiver Agreement dated as of December

20, 2016 and by that certain Fourth Amendment to Credit Agreement dated of even date herewith (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers and Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Note evidences the Loans made by Bank under the Credit Agreement.
Bank may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information (or an error contained in such information) shall not affect the obligation of the Borrowers to pay amounts evidenced hereby.
Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Borrowers. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Borrowers agree, jointly and severally, to pay, in addition to principal and interest, all costs of collection in connection therewith, including reasonable attorneys’ fees.
This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.
This Note shall be governed by, construed and interpreted in accordance with, the laws of the State of Florida applicable to contracts made and to be performed within the State of Florida, without reference to the conflicts of law principles thereof.
Time is of the essence of this Note.
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IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed under seal as of the date first above written.

ALICO, INC., a Florida corporation By: Name: John E. Kiernan Title: Chief Financial Officer
ALICO-AGRI, LTD., a Florida limited partnership By: Alico, Inc., a Florida corporation, its General Partner By: Name: John E. Kiernan Title: Chief Financial Officer

ALICO PLANT WORLD, L.L.C., a Florida limited liability company
By: Alico-Agri, Ltd., a Florida limited partnership, its Sole Member
By: Alico, Inc., a Florida corporation,
its General Partner
By:
Name: John E. Kiernan
Title: Chief Financial Officer

ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: Name: John E. Kiernan Title: Chief Executive Officer
ALICO LAND DEVELOPMENT INC., a Florida corporation By: Name: John E. Kiernan Title: Chief Executive Officer

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SECOND RENEWAL PROMISSORY NOTE

ALICO CITRUS NURSERY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: Name: John E. Kiernan Title: Chief Executive Officer

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SECOND RENEWAL PROMISSORY NOTE